 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 28, 2013

TOWERSTREAM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33449	20-8259086
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Hammarlund Way, Middletown, RI 02842

(Address of principal executive offices, including zip code)

(401) 848-5848

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL AGREEMENT

On June 26, 2013, Towerstream Corporation’s wholly-owned subsidiary Hetnets Tower Corporation (“Hetnets”) entered into a WIFI Service Agreement (the “Agreement”) with a major cable operator (the “Cable Operator”). Hetnets was incorporated in January 2013 to develop and lease Towerstream’s shared wireless infrastructure. The Agreement provides leased access to certain access points, primarily within New York City and Bergen County, New Jersey. The Cable Operator has a limited right to expand access in other Hetnets’ markets. The term of the Agreement is for an initial five (5) year period which includes automatic renewals for two one year periods.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits N/A

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 28, 2013

TOWERSTREAM CORPORATION

By:	/s/ Joseph P. Hernon
Name:	Joseph P. Hernon
Title:	Chief Financial Officer